---------------------------------------
                         Annual Report October 31, 1998
                     ---------------------------------------

                                   OPPENHEIMER

                                      Quest
                                   Opportunity
                                   Value Fund

                                [GRAPHIC OMITTED]

                               [OPPENHEIMER LOGO]

                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Fund Performance

---------------------------------------

13 Financial
   Statements

31 Report of
   Independent
   Accountants

---------------------------------------

32 Federal
   Income Tax
   Information

33 Officers and
   Trustees

36 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The Fund focuses on high-quality businesses whose true value is not reflected in their stock prices.

o The recent stock market correction has created opportu nities to buy sound businesses at attractive prices.

o We are favoring companies with businesses that are resistant to the ups and downs of the economic cycle.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.83%           -0.26%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.29%           0.29%
---------------------------------------

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.29%           4.29%
---------------------------------------

Class Y

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
6.38%           6.38%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2 Oppenheimer Quest Opportunity Value Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Quest Opportunity
Value Fund

 Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                   3 Oppenheimer Quest Opportunity Value Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"We have favored companies whose businesses are relatively insulated from changes in the economy."

How did the Fund perform over the one-year period that ended October 31, 1998?

Although broad market indexes recorded new highs in late 1997 and the first half of 1998, most of those gains were limited to a handful of large growth companies. Our value style of investing was out of favor during the market's advance. Since mid-July, when the stock market corrected sharply, value stocks were relatively hard-hit as investors continued to favor large companies they believed could provide consistent earnings growth.

      However, the Fund's Class A shares have earned an overall 4-star ranking (****) from Morningstar for the combined 3- and 5-year periods ended September 30, 1998, among 2,678 (3-year) and 1,584 (5-year) domestic equity funds.(1) The Fund's Class A shares provided an average annual total return, without sales charges, of 5.83% for the one-year period ended October 31, 1998.(2)

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 3 stars (3-year) and 4 stars (5-year), weighted 40%/60%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   4 Oppenheimer Quest Opportunity Value Fund

[PHOTO]

Portfolio Management (l to r)
Richard Glasebrook II
(Portfolio Manager)
James Sheldon

Have any of the Fund's holdings reported disappointing earnings?

In some cases, yes. Our value-oriented approach to investing led us to some companies that do business throughout the world. While many of these global stocks led the markets higher over the past several years, some have recently reported disappointing earnings or indicated that they may do so soon. Lower earnings were largely the result of economic weakness in the emerging markets of Asia, Latin America and Eastern Europe. Citigroup, Inc. and McDonald's Corp. are examples of holdings that declined in price because of fear of weak business conditions overseas.

How did you manage the Fund in this challenging economic environment?

We maintained our disciplined investment approach of identifying high-quality businesses selling at what we believe are attractive valuations. Heightened volatility in the world's markets is changing the valuation characteristics of many companies, so we sold some companies that no longer appeared to be compelling values. We used the proceeds to add either to our cash reserves or to holdings of companies that we believe offered better appreciation potential.


                   5 Oppenheimer Quest Opportunity Value Fund

Avg Annual Total Returns
For the Periods Ended 9/30/98(3)

Class A

                     Since
1 year     5 year    Inception
---------------------------------------
-9.65%     14.50%    15.88%
---------------------------------------

Class B

                     Since
1 year     5 year    Inception
---------------------------------------
-9.25%     15.05%    15.00%
---------------------------------------

Class C

                     Since
1 year     5 year    Inception
---------------------------------------
-5.56%     15.25%    15.08%
---------------------------------------

Class Y

                     Since
1 year     5 year    Inception
---------------------------------------
-3.62%     N/A       9.77%
---------------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

As a result, we reduced the number of financial services companies in the portfolio whose earnings are closely tied to the economy. We also reduced our already small allocation to technology companies because we believe tighter capital expenditures in the coming year will lessen the demand for their products. On the other hand, we have favored companies whose businesses are relatively insulated from changes in the economy. Typically, these companies produce small, inexpensive products that people can afford in an economic downturn. Cigarette manufacturer Philip Morris is a good example of such a company.

What companies contributed most positively to the Fund's performance?

We have had a number of winners over the past twelve months. For example, tobacco giant Philip Morris Cos., Inc. has provided good returns as it moves toward resolution of its legal problems in the United States. We believe that the stock price does not adequately reflect the strength of the company's international tobacco business, which tends to do well even under recessionary conditions.

      In addition, we have seen good results from a chemical company that distinguished itself as a leader in the agricultural chemical business. A holding company containing telephone and non-U.S. cable television properties was also a strong performer.


                   6 Oppenheimer Quest Opportunity Value Fund

What companies were most disappointing?

Caterpillar, Inc. is a strong company whose stock has languished. The company has met earnings expectations, and it is using cash flow to repurchase shares, which tends to create value for shareholders. However, its stock has not yet reflected these positive attributes because of concerns over international business conditions.

      One of our airline stocks also has not responded as well as expected when we purchased its stock after the onset of the Asian crisis last year. The company has managed its Asian routes well and has benefited from positive traffic trends in the United States, causing earnings estimates to rise. Yet, investors remain concerned about the company's exposure to international markets.

What is your outlook for the foreseeable future?

Over the near term, we are waiting for the markets to become more stable before we shift more of our cash reserves and fixed income investment into stocks. Over the long run, we are convinced that today's market weakness should give rise to opportunities to buy the stocks of strong businesses at bargain prices. That's because we've seen markets like this one before.

3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   7 Oppenheimer Quest Opportunity Value Fund

[The following table was represented by a pie chart in the printed materials.]

Asset Allocation(4)

o Equities           83.7%
o Bonds               5.1
o Cash Equivalents   11.2

In our experience, price weakness eventually gives way to buying opportunities. We intend to continue to evaluate companies objectively, identifying investments likely to produce attractive long-term returns when better conditions return. In fact, we think that our time-tested value-oriented management style is part of The Right Way to Invest in these uncertain markets.

 Top 10 Stock Holdings(4)
--------------------------------------------------------------------------------
 Freddie Mac                                                                6.3%
--------------------------------------------------------------------------------
 McDonald's Corp.                                                           5.8
--------------------------------------------------------------------------------
 Time Warner, Inc.                                                          5.4
--------------------------------------------------------------------------------
 Citigroup, Inc.                                                            4.8
--------------------------------------------------------------------------------
 Wells Fargo & Co.                                                          4.1
--------------------------------------------------------------------------------
 Du Pont (E.I.) De Nemours & Co.                                            4.1
--------------------------------------------------------------------------------
 Caterpillar, Inc.                                                          3.3
--------------------------------------------------------------------------------
 ACE Ltd.                                                                   3.3
--------------------------------------------------------------------------------
 Philip Morris Cos., Inc.                                                   3.1
--------------------------------------------------------------------------------
 Diageo plc, Sponsored ADR                                                  3.0
--------------------------------------------------------------------------------

 Top 5 Sectors(4)
--------------------------------------------------------------------------------
 Financial                                                                 25.1%
--------------------------------------------------------------------------------
 Consumer Cyclicals                                                        19.4
--------------------------------------------------------------------------------
 Industrial                                                                11.7
--------------------------------------------------------------------------------
 Basic Materials                                                           10.2
--------------------------------------------------------------------------------
 Consumer Non-Cyclicals                                                     7.7
--------------------------------------------------------------------------------

4. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


                   8 Oppenheimer Quest Opportunity Value Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended October 31, 1998, Oppenheimer Quest Opportunity Value Fund's performance was negatively affected, as our value style of investing was out of favor during the market's advance. In particular, performance was hurt by weakness in the stocks of companies doing business in international markets. In addition, the Fund's stock selection strategy led the managers away from companies in the electric utilities and technology industries, which represented two of the better performing sectors of the market during the recent correction. As a result, the Fund's performance for the period trailed the performance of its benchmark Standard & Poor's (S&P) 500 Index. The Fund's portfolio holdings, allocations and investment style are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured from the inception of the class on January 3, 1989; in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993; and in the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                   9 Oppenheimer Quest Opportunity Value Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class A) and S&P 500 Index

[The following table was represented by a line graph in the printed materials.]

            Oppenheimer Quest
         Opportunity Value Fund
                 Class A             S&P 500
1.3.89             9425               10000
10.31.89          10924               12599
10.31.90           9545               11657
10.31.91          14359               15552
10.31.92          17509               17099
10.31.93          20020               19648
10.31.94          21703               20406
10.31.95          28189               25796
10.31.96          34830               32007
10.31.97          42724               42282
10.31.98          45215               51579

Average Annual Total Return of Class A Shares of the Fund at 10/31/98(1)
1 Year -0.26%    5 Year 16.31%    Life 16.59%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class B) and S&P 500 Index

[The following table was represented by a line graph in the printed materials.]

            Oppenheimer Quest
         Opportunity Value Fund
                 Class B           S&P 500
9.1.93            10000             10000
10.31.93           9984             10128
10.31.94          10767             10519
10.31.95          13909             13297
10.31.96          17099             16499
10.31.97          20868             21796
10.31.98          21872             26589

Average Annual Total Return of Class B Shares of the Fund at 10/31/98(2)
1 Year 0.29%     5 Year 16.88%    Life 16.36%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for S&P 500 Index in the graphs begins on 12/31/88 for Class A, 8/31/93 for both Class B and Class C, and 12/31/96 for Class Y.

1. The inception date of the Fund (Class A shares) was 1/3/89. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.


                  10 Oppenheimer Quest Opportunity Value Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class C) and S&P 500 Index

[The following table was represented by a line graph in the printed materials.]

            Oppenheimer Quest
         Opportunity Value Fund
                 Class C           S&P 500
9.1.93            10000             10000
10.31.93           9984             10128
10.31.94          10761             10519
10.31.95          13898             13297
10.31.96          17078             16499
10.31.97          20844             21796
10.31.98          21946             26589

Average Annual Total Return of Class C Shares of the Fund at 10/31/98(3)
1 Year 4.29%    5 Year 17.06%    Life 16.43%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Opportunity Value Fund (Class Y) and S&P 500 Index

[The following table was represented by a line graph in the printed materials.]

            Oppenheimer Quest
         Opportunity Value Fund
                 Class Y           S&P 500
12.16.96          10000             10000
10.31.97          11951             12531
10.31.98          12714             15286

Average Annual Total Return of Class Y Shares of the Fund at 10/31/98(4)
1 Year 6.38%    Life 13.66%

3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  11 Oppenheimer Quest Opportunity Value Fund

Financials
--------------------------------------------------------------------------------


                  12 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
================================================================================
Common Stocks--83.5%
--------------------------------------------------------------------------------
Basic Materials--10.2%
--------------------------------------------------------------------------------
Chemicals--8.6%
Dow Chemical Co.                                      1,200,000     $112,350,000
--------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                       3,200,000      184,000,000
--------------------------------------------------------------------------------
Hercules, Inc.                                          500,000       16,656,250
--------------------------------------------------------------------------------
Monsanto Co.                                          1,663,300       67,571,562
--------------------------------------------------------------------------------
Solutia, Inc.                                           380,000        8,336,250
                                                                    ------------
                                                                     388,914,062

--------------------------------------------------------------------------------
Paper--1.6%
Champion International Corp.                          2,243,800       71,661,362
--------------------------------------------------------------------------------
Consumer Cyclicals--19.4%
--------------------------------------------------------------------------------
Autos & Housing--0.9%
Security Capital Group, Inc., Cl. A(1)                   48,627       38,901,600
--------------------------------------------------------------------------------
Leisure & Entertainment--16.8%
Mattel, Inc.                                          3,600,000      129,150,000
--------------------------------------------------------------------------------
McDonald's Corp.                                      3,900,000      260,812,500
--------------------------------------------------------------------------------
Time Warner, Inc.                                     2,625,000      243,632,812
--------------------------------------------------------------------------------
UAL Corp.(1)                                          1,950,000      126,628,125
                                                                    ------------
                                                                     760,223,437

--------------------------------------------------------------------------------
Media--0.5%
Reed International plc, Sponsored ADR                   697,500       23,366,250
--------------------------------------------------------------------------------
Retail: General--1.2%
Nordstrom, Inc.                                       2,000,000       54,625,000
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--7.7%
--------------------------------------------------------------------------------
Food--3.0%
Diageo plc, Sponsored ADR                             3,100,000      136,206,250
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%
Becton, Dickinson & Co.                                 850,000       35,806,250
--------------------------------------------------------------------------------
Household Goods--0.8%
Avon Products, Inc.                                     906,200       35,964,812
--------------------------------------------------------------------------------
Tobacco--3.1%
Philip Morris Cos., Inc.                              2,750,000      140,593,750


                  13 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Financial--25.0%
--------------------------------------------------------------------------------
Banks--13.1%
BankBoston Corp.                                      3,025,000     $111,357,813
--------------------------------------------------------------------------------
Citigroup, Inc.                                       4,587,500      215,899,219
--------------------------------------------------------------------------------
M&T Bank Corp.                                          163,100       81,305,350
--------------------------------------------------------------------------------
Wells Fargo & Co.                                       500,000      185,000,000
                                                                    ------------
                                                                     593,562,382

--------------------------------------------------------------------------------
Diversified Financial--6.8%
American Express Co.                                    175,000       15,465,625
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                     228,400        9,864,025
--------------------------------------------------------------------------------
Freddie Mac                                           4,950,000      284,625,000
                                                                    ------------
                                                                     309,954,650

--------------------------------------------------------------------------------
Insurance--5.1%
ACE Ltd.                                              4,350,000      147,356,250
--------------------------------------------------------------------------------
Exel Ltd., Cl. A                                        771,400       58,963,888
--------------------------------------------------------------------------------
Transamerica Corp.                                      215,400       22,401,600
                                                                    ------------
                                                                     228,721,738

--------------------------------------------------------------------------------
Industrial--11.7%
--------------------------------------------------------------------------------
Manufacturing--11.7%
Avery-Dennison Corp.                                  1,000,000       41,437,500
--------------------------------------------------------------------------------
Caterpillar, Inc.                                     3,300,000      148,500,000
--------------------------------------------------------------------------------
ITT Industries, Inc.                                  3,300,000      117,975,000
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                  1,250,000      100,000,000
--------------------------------------------------------------------------------
Tenneco, Inc. (New)                                   1,500,000       45,562,500
--------------------------------------------------------------------------------
Textron, Inc.                                         1,000,000       74,375,000
                                                                    ------------
                                                                     527,850,000


                  14 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Market Value
                                                                     Shares      See Note 1
-----------------------------------------------------------------------------------------------
Technology--7.3%
-----------------------------------------------------------------------------------------------
Aerospace/Defense--2.1%
Boeing Co.                                                           2,567,500   $   96,281,250
-----------------------------------------------------------------------------------------------
Computer Hardware--0.0%
Adaptec, Inc.(1)                                                       100,000        1,618,750
-----------------------------------------------------------------------------------------------
Computer Software/Services--2.0%
Computer Associates International, Inc.                              2,250,000       88,593,750
-----------------------------------------------------------------------------------------------
Electronics--2.0%
Unitrode Corp.(1)(2)                                                 3,110,000       39,069,375
-----------------------------------------------------------------------------------------------
Varian Associates, Inc.                                              1,271,300       49,739,613
                                                                                 --------------
                                                                                     88,808,988

-----------------------------------------------------------------------------------------------
Telecommunications/Technology--1.2%
Loral Space & Communications Ltd.(1)                                   700,000       13,256,250
-----------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), TCI Ventures Group, Cl. A(1)        2,160,000       40,230,000
                                                                                 --------------
                                                                                     53,486,250

-----------------------------------------------------------------------------------------------
Utilities--2.2%
-----------------------------------------------------------------------------------------------
Telephone Utilities--2.2%
Sprint Corp.                                                         1,325,000      101,693,750
                                                                                 --------------
Total Common Stocks (Cost $3,164,447,148)                                         3,776,834,281

                                                                  Face
                                                                  Amount
===============================================================================================
U.S. Government Obligations--5.1%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.25%, 8/15/23                                                    $100,000,000      112,031,300
6.375%, 8/15/27                                                    100,000,000      115,093,800
-----------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
7.50%, 11/15/01-5/15/02                                              2,000,000        2,188,752
7.875%, 8/15/01                                                        550,000          600,188
                                                                                 --------------
Total U.S. Government Obligations (Cost $204,015,562)                               229,914,040


                  15 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                              Face           Market Value
                                                              Amount         See Note 1
===========================================================================================
Short-Term Notes--11.2%(3)
-------------------------------------------------------------------------------------------
Amex Credit Corp., 5.20%, 11/9/98                             $50,000,000    $   49,942,222
-------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.78%, 11/18/98                         1,025,000         1,022,686
-------------------------------------------------------------------------------------------
Ford Motor Credit Corp.:
5.05%, 11/23/98                                                   612,000           610,111
5.06%, 11/16/98                                                50,000,000        49,894,583
5.07%, 11/24/98                                                26,027,000        25,942,694
5.25%, 11/12/98                                                15,000,000        14,975,938
-------------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.49%, 12/14/98       39,512,000        39,271,778
-------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 12/2/98                15,411,000        15,343,453
-------------------------------------------------------------------------------------------
Household Finance Corp.:
5%, 12/3/98                                                    50,000,000        49,777,778
5.09%, 11/19/98                                                50,000,000        49,872,750
5.10%, 12/1/98                                                 42,164,000        41,984,803
5.25%, 11/12/98                                                 1,396,000         1,393,761
-------------------------------------------------------------------------------------------
IBM Corp., 5.27%, 11/13/98                                     42,708,000        42,632,976
-------------------------------------------------------------------------------------------
IBM Credit Corp., 5.20%, 11/2/98                               13,136,000        13,134,103
-------------------------------------------------------------------------------------------
John Deere Capital Corp., 5.27%, 11/9/98                       50,000,000        49,941,445
-------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.09%, 12/7/98                                                 14,487,000        14,413,261
5.11%, 12/10/98                                                26,801,000        26,652,634
5.12%, 12/10/98                                                   453,000           450,488
-------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.27%, 11/6/98                       18,326,000        18,312,586
                                                                             --------------
Total Short-Term Notes (Cost $505,570,050)                                      505,570,050

-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $3,874,032,760)                    99.8%    4,512,318,371
-------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                       0.2         9,136,368
                                                              -----------    --------------
Net Assets                                                          100.0%   $4,521,454,739
                                                              ===========    ==============


                  16 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1998. The aggregate fair value of securities of all affiliated companies held by the Fund as of October 31, 1998 amounts to $39,069,375. Transactions during the period in which the issuer was an affiliate are as follows:

                            Shares                                   Shares
                            October 31,   Gross          Gross       October 31,
                            1997          Additions      Reductions  1998
--------------------------------------------------------------------------------
Unitrode Corp.              400,000       2,790,000      80,000      3,110,000

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                  17 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------


================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,829,668,339)                      $4,473,248,996
Affiliated companies (cost $44,364,421)                               39,069,375
--------------------------------------------------------------------------------
Cash                                                                      61,411
--------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                 8,154,477
Shares of beneficial interest sold                                     4,837,508
Investments sold                                                       4,350,985
Other                                                                     12,879
                                                                  --------------
Total assets                                                       4,529,735,631

================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                 5,962,125
Distribution and service plan fees                                       909,599
Transfer and shareholder servicing agent fees                            815,332
Shareholder reports                                                      414,463
Trustees' fees                                                            83,265
Other                                                                     96,108
                                                                  --------------
Total liabilities                                                      8,280,892

================================================================================
Net Assets                                                        $4,521,454,739
                                                                  ==============

================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                        $    1,253,235
--------------------------------------------------------------------------------
Additional paid-in capital                                         3,628,889,262
--------------------------------------------------------------------------------
Undistributed net investment income                                   26,521,050
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             226,505,581
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                   638,285,611
                                                                  --------------
Net assets                                                        $4,521,454,739
                                                                  ==============


                  18 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,026,959,395 and 55,631,233 shares of beneficial interest outstanding) $36.44 Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $38.66

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,996,142,360 and 55,769,627 shares of beneficial interest
outstanding)                                                              $35.79

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $475,510,093 and 13,299,248 shares of beneficial interest
outstanding)                                                              $35.75

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $22,842,891 and 623,374 shares of beneficial
interest outstanding)                                                     $36.64

See accompanying Notes to Financial Statements.


                  19 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $391,902)          $  66,005,512
-------------------------------------------------------------------------------
Interest                                                             42,943,910
                                                                  -------------
Total income                                                        108,949,422

===============================================================================
Expenses
Management fees--Note 4                                              39,225,283
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                              10,352,036
Class B                                                              19,753,318
Class C                                                               4,871,049
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                               2,685,670
Class B                                                               2,615,343
Class C                                                                 627,909
Class Y                                                                  21,897
-------------------------------------------------------------------------------
Shareholder reports                                                   1,235,511
-------------------------------------------------------------------------------
Registration and filing fees                                            275,214
-------------------------------------------------------------------------------
Custodian fees and expenses                                             178,331
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                     141,153
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                             100,363
-------------------------------------------------------------------------------
Accounting service fees--Note 4                                          55,000
-------------------------------------------------------------------------------
Other                                                                   268,924
                                                                  -------------
Total expenses                                                       82,407,001

===============================================================================
Net Investment Income                                                26,542,421

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments:
Unaffiliated companies                                              227,181,722
Affiliated companies                                                   (661,273)
                                                                  -------------
Net realized gain                                                   226,520,449

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                      (42,135,039)
                                                                  -------------
Net realized and unrealized gain                                    184,385,410

===============================================================================
Net Increase in Net Assets Resulting from Operations              $ 210,927,831
                                                                  =============

See accompanying Notes to Financial Statements.


                  20 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Year Ended October 31,
                                                         1998               1997
==========================================================================================
Operations
Net investment income                                    $   26,542,421     $   12,106,567
------------------------------------------------------------------------------------------
Net realized gain                                           226,520,449        119,527,334
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       (42,135,039)       409,132,436
                                                         --------------     --------------
Net increase in net assets resulting from operations        210,927,831        540,766,337

==========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                      (9,231,256)        (3,619,233)
Class B                                                      (2,214,613)          (804,150)
Class C                                                        (509,042)          (155,755)
Class Y                                                        (144,826)                --
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                     (54,377,169)       (24,749,053)
Class B                                                     (51,630,451)       (20,565,101)
Class C                                                     (13,039,020)        (5,201,848)
Class Y                                                        (470,723)                --

==========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                     146,362,570        709,459,770
Class B                                                     259,717,702        786,575,074
Class C                                                      33,985,827        201,535,805
Class Y                                                       7,211,645         14,559,098

==========================================================================================
Net Assets
Total increase                                              526,588,475      2,197,800,944
------------------------------------------------------------------------------------------
Beginning of period                                       3,994,866,264      1,797,065,320
                                                         --------------     --------------
End of period (including undistributed net investment
income of $26,521,050 and $12,086,617, respectively)     $4,521,454,739     $3,994,866,264
                                                         ==============     ==============

See accompanying Notes to Financial Statements.


                  21 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                  Class A
                                                  ----------------------------------------------------------------
                                                  Year Ended October 31,
                                                  1998          1997          1996(2)       1995            1994
==================================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $35.62        $29.89        $24.59        $19.69          $18.71
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                .31           .16           .10           .23(3)          .18(3)
Net realized and unrealized gain                    1.72          6.46          5.62          5.40            1.35
                                                  ------        ------        ------        ------          ------
Total income from investment operations             2.03          6.62          5.72          5.63            1.53

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.18)         (.11)         (.13)         (.12)           (.33)
Distributions from net realized gain               (1.03)         (.78)         (.29)         (.61)           (.22)
                                                  ------        ------        ------        ------          ------
Total dividends and distributions
to shareholders                                    (1.21)         (.89)         (.42)         (.73)           (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $36.44        $35.62        $29.89        $24.59          $19.69
                                                  ======        ======        ======        ======          ======

==================================================================================================================
Total Return, at Net Asset Value(4)                 5.83%        22.66%        23.56%        29.88%           8.41%

==================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)           $2,027        $1,839          $897          $367            $163
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $2,071        $1,399          $609          $252            $137
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.85%         0.67%         0.64%         1.02%           0.96%
Expenses                                            1.54%         1.54%         1.62%         1.69%           1.78%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          45.1%         30.0%         25.4%         21.0%           42.0%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                  22 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Class B
                                                  ----------------------------------------------------------------
                                                  Year Ended October 31,
                                                  1998          1997          1996(2)       1995            1994
==================================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $35.05        $29.49        $24.33        $19.59          $18.70
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                .13           .06           .05           .11(3)          .08(3)
Net realized and unrealized gain                    1.68          6.31          5.47          5.36            1.34
                                                  ------        ------        ------        ------          ------
Total income from investment operations             1.81          6.37          5.52          5.47            1.42

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.04)         (.03)         (.07)         (.12)           (.31)
Distributions from net realized gain               (1.03)         (.78)         (.29)         (.61)           (.22)
                                                  ------        ------        ------        ------          ------
Total dividends and distributions
to shareholders                                    (1.07)         (.81)         (.36)         (.73)           (.53)

------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $35.79        $35.05        $29.49        $24.33          $19.59
                                                  ======        ======        ======        ======          ======

==================================================================================================================
Total Return, at Net Asset Value(4)                 5.29%        22.05%        22.92%        29.19%           7.84%

==================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)           $1,996        $1,706          $719          $218             $43
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $1,976        $1,239          $426          $117             $16
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.35%         0.17%         0.12%         0.48%           0.43%
Expenses                                            2.04%         2.03%         2.14%         2.21%           2.34%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          45.1%         30.0%         25.4%         21.0%           42.0%

                                                  Class C
                                                  --------------------
                                                  Year Ended October 31,
                                                  1998          1997
======================================================================
Per Share Operating Data
Net asset value, beginning of period              $35.01        $29.45
----------------------------------------------------------------------
Income from investment operations:
Net investment income                                .13           .06
Net realized and unrealized gain                    1.68          6.30
                                                  ------        ------
Total income from investment operations             1.81          6.36

----------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.04)         (.02)
Distributions from net realized gain               (1.03)         (.78)
                                                  ------        ------
Total dividends and distributions
to shareholders                                    (1.07)         (.80)
----------------------------------------------------------------------
Net asset value, end of period                    $35.75        $35.01
                                                  ======        ======

======================================================================
Total Return, at Net Asset Value(4)                 5.29%        22.05%

======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)             $476          $434
----------------------------------------------------------------------
Average net assets (in millions)                    $487          $316
----------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.35%         0.17%
Expenses                                            2.04%         2.04%
----------------------------------------------------------------------
Portfolio turnover rate(6)                          45.1%         30.0%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $2,133,951,635 and $1,789,366,682, respectively.


                  23 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                Class C  (continued)                    Class Y
                                                --------------------------------        ------------------
                                                Year Ended October 31,                  Year Ended October 31,
                                                1996(2)     1995          1994          1998        1997(1)
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $24.31      $19.58        $18.70        $35.77      $29.93
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .06         .08(3)        .08(3)        .48         .17
Net realized and unrealized gain                  5.44        5.38          1.33          1.74        5.67
                                                ------      ------        ------        ------      ------
Total income from investment operations           5.50        5.46          1.41          2.22        5.84

----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.07)       (.12)         (.31)         (.32)         --
Distributions from net realized gain              (.29)       (.61)         (.22)        (1.03)         --
                                                ------      ------        ------        ------      ------
Total dividends and distributions
to shareholders                                   (.36)       (.73)         (.53)        (1.35)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $29.45      $24.31        $19.58        $36.64      $35.77
                                                ======      ======        ======        ======      ======

==========================================================================================================
Total Return, at Net Asset Value(4)              22.89%      29.16%         7.78%         6.38%      19.51%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)           $181         $50            $7           $23         $15
----------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $105         $24            $3           $20          $6
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             0.12%       0.37%         0.43%         1.39%       1.30%(5)
Expenses                                          2.14%       2.31%         2.35%         1.00%       0.91%(5)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        25.4%       21.0%         42.0%         45.1%       30.0%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $2,133,951,635 and $1,789,366,682, respectively.

See accompanying Notes to Financial Statements.


                  24 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund seeks its investment objective through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                  25 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1998, a provision of $83,265 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $83,265 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,252. Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  26 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1998       Year Ended October 31, 1997(1)
                           ------------------------------    ------------------------------
                           Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          15,821,067    $ 583,239,788       29,187,396    $ 963,814,139
Dividends and
distributions reinvested       1,742,757       61,154,538          895,931       27,272,152
Redeemed                     (13,576,905)    (498,031,756)      (8,466,400)    (281,626,521)
                           -------------    -------------    -------------    -------------
Net increase                   3,986,919    $ 146,362,570       21,616,927    $ 709,459,770
                           =============    =============    =============    =============

-------------------------------------------------------------------------------------------
Class B:
Sold                          12,868,364    $ 469,045,381       27,082,534    $ 879,940,989
Dividends and
distributions reinvested       1,478,196       51,190,003          673,907       20,277,098
Redeemed                      (7,254,611)    (260,517,682)      (3,442,467)    (113,643,013)
                           -------------    -------------    -------------    -------------
Net increase                   7,091,949    $ 259,717,702       24,313,974    $ 786,575,074
                           =============    =============    =============    =============

-------------------------------------------------------------------------------------------
Class C:
Sold                           3,470,557    $ 126,532,813        7,353,599    $ 238,923,162
Dividends and
distributions reinvested         374,287       12,946,527          171,000        5,140,248
Redeemed                      (2,934,835)    (105,493,513)      (1,283,150)     (42,527,605)
                           -------------    -------------    -------------    -------------
Net increase                     910,009    $  33,985,827        6,241,449    $ 201,535,805
                           =============    =============    =============    =============

-------------------------------------------------------------------------------------------
Class Y:
Sold                             319,320    $  11,839,211          478,353    $  16,256,910
Dividends and
distributions reinvested          17,532          615,549               --               --
Redeemed                        (142,310)      (5,243,115)         (49,521)      (1,697,812)
                           -------------    -------------    -------------    -------------
Net increase                     194,542    $   7,211,645          428,832    $  14,559,098
                           =============    =============    =============    =============

1. For the year ended October 31, 1997, for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $638,285,611 was composed of gross appreciation of $814,313,957, and gross depreciation of $176,028,346.


                  27 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets, and 0.75% of average annual net assets over $8 billion. The Fund's management fee for the year ended October 31, 1998, was 0.86% of the average annual net assets for Class A, Class B, Class C and Class Y shares. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

            The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $12,427,926 to the Sub-Advisor.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $9,230,186, of which $2,290,391 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $1,335,288, $16,257,319 and $1,141,010, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $993,082 and $35,945, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $15,446, $3,917,979 and $133,923, respectively, upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $5,314,732. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.


                  28 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $369,544 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $3,819,141 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $76,468 and $41,525, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $16,531,832 and $2,684,276, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $45,846,802 for Class B and $3,930,941 for Class C.


                  29 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
7. Subsequent Event

Effective November 1, 1998, the Manager discontinued the accounting services fee charged to the Fund. The Manager will continue to act as accounting agent for the Fund.


                  30 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                  31 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.2100, $1.0788, $1.0748 and $1.3527 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 12, 1997, of which, for each class of shares, $0.3180 was designated as a capital gain distribution in the "28% Rate Group" and $0.3197 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the fiscal year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  32 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 Oppenheimer Quest Opportunity Value Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest for Value Funds

================================================================================
Officers and Trustees    Bridget A. Macaskill, Chairman of the Board of Trustees
                           and President
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Robert G. Galli, Trustee
                         Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Accountants  PricewaterhouseCoopers LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Quest Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                  33 Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

=================================================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

=================================================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

=================================================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

=================================================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

=================================================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

=================================================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

=================================================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                  34 Oppenheimer Quest Opportunity Value Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink
24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0236.001.1098  December 30, 1998